UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2006

                             STAR ENERGY CORPORATION
                             -----------------------
             (Exact name of Registrant as specified in its charter)


             Nevada                  000-29323         87-0643634
             ------                  ---------         ----------
 (State or other jurisdiction of   (Commission       (IRS Employer
         incorporation)            File Number)   Identification No.)


                      245 Park Avenue, 24th and 39th Floors
                            New York, New York 10167
                            ------------------------
                    (Address of principal executive offices)

                                  212-792-4334
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Star Energy, Inc., a Nevada corporation (the "Registrant"), dated September 29, 2006 and filed with the Securities and Exchange Commission (the "Commission") on October 6, 2006 (the "Initial Form 8-K"), to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on October 6, 2006, the Registrant completed the acquisition of Volga-Neft Limited Company, a corporation formed under the laws of the Russian Federation, pursuant to a Stock Purchase Agreement dated October 6, 2006.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired. The following financial statements of the Registrant are being filed with this report:

Report of Independent Registered Public Accounting Firm
Balance Sheets
Statements of Stockholders' Equity
Statements of Operations
Statements of Cash Flows
Notes to Financial Statements

(b) Pro forma financial information.

Pro-forma Consolidated Balance Sheet
Pro-forma Consolidated Statement of Deficit
Pro-forma Consolidated Statement of Operations
Notes to Pro-forma Consolidated Financial Statements

(c) Exhibits. None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Star Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STAR ENERGY CORPORATION
                                   (Registrant)

                                   By:     /s/ Patrick Kealy
                                           -------------------------------------
                                   Name:   Patrick Kealy
                                   Title:  Chief Executive Officer and President

Date: December 7, 2006

                      VOLGA-NEFT LIMITED LIABILITY COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2005

                           (EXPRESSED IN U.S. DOLLARS)

                                    CONTENTS





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      {1}

BALANCE SHEETS                                                               {2}

STATEMENTS OF STOCKHOLDERS' EQUITY                                           {3}

STATEMENTS OF OPERATIONS                                                     {4}

STATEMENTS OF CASH FLOWS                                                     {5}

NOTES TO FINANCIAL STATEMENTS                                             {6-11}

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of

Volga-Neft Limited Liability Company

We have audited the accompanying balance sheets of Volga-Neft Limited Liability Company as of October 6, 2006 and December 31 2005, and the related statements of income, stockholders' equity and, and cash flows for the period and year ended October 6, 2006 and December 31, 2005. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Volga-Neft Limited Liability Company as of October 6 ,2006 and December 31, 2005, and the results of its operations and its cash flows for the ten months and year ended October 6, 2006 and December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

RSM "Top - Audit"
Firm's Signature
119717, Moscow, B.Ordynka, 57,bl.2
City, State
10,November,2006
Report Date





General
Director                 Bodrov V.

VOLGA- NEFT LIMITED LIABILITY COMPANY
BALANCE SHEET
(EXPRESSED IN U.S. DOLLARS)


                                                     OCTOBER, 6,    DECEMBER,31,
                                                     2006           2005
-------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS
Cash and Cash Equivalents (note 3)                       15 683             598
Accounts and notes receivables (note 4) (net of
Allowance for doubtful accounts $ NIL)                2 965 952         251 829
Inventories (note 5)                                  3 432 764         721 774
Current deferred income tax assets (note 9)             378 849              --
Other                                                   636 366              --
-------------------------------------------------------------------------------
Total Current Assets                                  7 429 614         974 201

Property, plant and equipment (note 6)               22 827 591      24 591 988
Deferred income tax assets (note 9)                     232 240              --
-------------------------------------------------------------------------------
Total Assets                                         30 489 445      25 566 189
===============================================================================

                                   LIABILITIES

CURRENT LIABILITIES
Short - term debt and current
portion of long - term loans (note 7)                 1 365 556         844 873
Trade accounts and notes payable                     24 976 460       8 325 826
Other accounts payable and
accrued liabilities (note 8)                          2 050 784       1 526 739
Taxes Payable                                           161 313           7 883
Current deferred income tax liabilities (note 9)          9 437              --
-------------------------------------------------------------------------------
Total Current Liabilities                            28 563 550      10 705 321

Loans payable - Long term portion (note 7)            1 202 264      14 670 984
Deferred income tax liabilities (note 9)                369 410              --
-------------------------------------------------------------------------------
Total Liabilities                                    30 135 224      25 376 305
-------------------------------------------------------------------------------

                              STOCKHOLDERS' EQUITY

 Common Stock (note 10)
Authorized
authorized and issued at October 06, 2006
and December 31, 2005 - 5,010,000 shares;
nominal value - US $0.035 per share)                    175 350         175 350

Retained Earnings                                       178 871          14 534
-------------------------------------------------------------------------------
Total Stockholders' Equity                              354 221         189 884
-------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity           30 489 445      25 566 189
-------------------------------------------------------------------------------

Volga - Neft Limited Liability Company
Statements of Stockholders' Equity
Years Ended December 31, 2005 and period ended October 6, 2006
(Expressed in U.S. Dollars)

                                                                                           Cumulative
                                                                              Additional   Other
                                               Number of          Capital       Paid in    Comprehensive   Retained   Stockholders'
                                               Shares             Stock         Capital    Income          Earnings       Equity
                                               -----------------------------------------------------------------------------------
Balance, begining                                     --               --          --       --                   --             --
                                               -----------------------------------------------------------------------------------
  Common shares issued for cash                5 010 000          175 350          --       --                   --        175 350
  Net income                                          --               --          --       --               14 534         14 534
  Balance, December 31, 2005                   5 010 000          175 350          --       --               14 534        189 884
                                               -----------------------------------------------------------------------------------
Balance, begining                              5 010 000          175 350          --       --               14 534        189 884
                                               -----------------------------------------------------------------------------------
   Net income                                         --               --          --       --              164 337        164 337
Cumulative Other Comprehensive Income                 --               --          --       --                   --             --
                                               -----------------------------------------------------------------------------------
Balance, October 6, 2006                       5 010 000          175 350          --       --              178 871        354 221
                                               ===================================================================================

VOLGA-NEFT LIMITED LIABILITY COMPANY
STATEMENTS OF OPERATIONS.
(EXPRESSED IN U.S. DOLLARS)


                                             For  the period
                                            JANUARY 1, 2006 TO      YEAR ENDED
                                                OCTOBER, 6,        DECEMBER,31,
                                                    2006                2005
                                               -------------------------------

Revenue                                         83 084 954          98 365 572

Cost of sales                                  (61 161 563)        (69 952 725)
                                               -------------------------------

Gross Profit                                    21,923,391          28,412,847
                                               -------------------------------
Expenses
Transportation                                 (17 822 188)        (21 441 229)
Salary of the industrial personnel              (2 565 000)         (2 695 480)
Staff costs                                       (140 800)           (146 670)
Distribution                                      (261 553)           (506 164)
Amortization/Depreciation                         (829 421)         (3 600 324)
------------------------------------------------------------------------------
Total operating expenses                       (21 618 962)        (28 389 867)
------------------------------------------------------------------------------
Other income(expense)
Interest expense (Loss)                            (32 956)             (3 871)
Other Income (Expense)                              (5 879)                 --
------------------------------------------------------------------------------
Other Income/Expenses Net                          (38 835)             (3 871)
------------------------------------------------------------------------------
Income before income tax                           265 594              19 109
------------------------------------------------------------------------------

Income Tax
    Current  income tax expense (note 9)           (86 257)             (4 575)
    Deferred income tax expense (note 9)           (15 000)                 --
------------------------------------------------------------------------------
Total income tax expense                          (101 257)             (4 575)
------------------------------------------------------------------------------
Net Income                                         164 337              14 534
------------------------------------------------------------------------------
Total Comprehensive Income                         164 337              14 534
------------------------------------------------------------------------------

Basic and Diluted Income per Share                   0, 03               0, 00
(Note 10)

Basic and Diluted Weighted Average
Number of Shares Outstanding during
The year                                         5 010 000           5 010 000

VOLGA-NEFT LIMITED LIABILITY COMPANY
STATEMENTS OF CASH FLOWS
(expressed in U.S. Dollars)

                                                  FOR THE PERIOD            YEAR
                                                 JANUARY 1, 2006            ENDED
                                                   OCTOBER, 6,          DECEMBER,31,
                                                       2006                 2005
                                                 -----------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                            164 337               14 534
Items not affecting cash:
Depreciation and amortization                         829 421            3 600 324
Adjustments to reconcile net income to
Net cash (used in) operating activities:
Changes in Receivables                             (2 714 123)            (251 829)
Changes Inventories                                (2 710 990)            (721 774)
Changes in other                                     (636 366)                  --
Deferred income tax expense                            15 000                   --
Changes in Trade accounts and notes payable        21 173 768            8 324 832
Changes in Taxes Payable                              153 430                7 883


----------------------------------------------------------------------------------
Net cash and cash equivalents provided
by OPERATING ACTIVITIES                            16 274 477           10 973 970

----------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant, and equipment        (17 501 412)         (10 621 254)

----------------------------------------------------------------------------------
 NET CASH USED FOR INVESTING ACTIVITIES           (17 501 412)         (10 621 254)

CASH FLOWS FROM FINANCING ACTIVITIES:

Issuance of capital stock                                  --              175 350
Long-term loan                                      1 242 020             (527 468)
----------------------------------------------------------------------------------

Net cash from Financing Activities                  1 242 020             (352 118)
----------------------------------------------------------------------------------
Net (Decrease) Increase in Cash                        15 085                  598
Cash- Beginning of Period                                 598                   --
----------------------------------------------------------------------------------
Cash - End of Period                                   15 683                  598
----------------------------------------------------------------------------------


Interest and Income Taxes Paid

Interest paid                                   $      32,956        $       3,871
Income taxes paid                               $      80,135        $       4,575

VOLGA-NEFT LIMITED LIABILITY COMPANY
NOTES TO THE FINANCIAL STATEMENTS CLOSED AT OCTOBER 06, 2006
------------------------------------------------------------
(EXPRESSED IN U.S. DOLLARS)


1.    Operations and Business

Volga - Neft Limited Liability Company, (the Company), was incorporated on January 25, 2005 in accordance to the Federal Law No 14 - Federal Law, from February 08,1998 " About societies with limited liability " in Samara region, Privolzhsky district, v. Obsharovka of Russian Federation. The Company's main activity is the trading of oil products (oil and naphtha) The Company has set up a representative office in the city of Samara.


2.    Summary of Significant Accounting Policies

The accounting policies of the Company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent with that of the previous year. Outlined below are those policies considered particularly significant:

a)    Cash and Cash Equivalents

For purposes of the statement reporting within the statement of cash flows, cash includes currency, cheques issued by others, other currency equivalents and current deposits. Cash equivalents include securities and short-term money market instruments that can be easily converted into cash. Investments that mature within three months from the investment date, are also included as cash equivalents.

b)    Inventories.

Crude oil and petroleum products inventories are valued at the lower of cost, using the first-in first-out method, or net realisable value. Costs include applicable purchase costs and operating expenses. Materials and supplies inventories are recorded at the lower of average cost or net realisable value.

c)    Property, Plant and Equipment

Property, plant and equipment are stated at historical costs. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is provided at the following rates, using the straight-line method, which are formulated to charge operations with the cost of the equipment over their estimated useful lives as follows:

                Buildings and constructions           5-33 years
                Machinery and equipment               5-15 years
                Computer and telecommunication
                Equipment                              2-5 years

d)    Revenue Recognition

Revenues from the production and sale of crude oil and petroleum products are recognised when deliveries to customers are made, title has transferred and collectibility is reasonably assured.

e)    Use of Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

f)    Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No. 52, "Foreign Currency Translation" ("SFAS 52"). The Company's functional currency is the Russian Rouble. Under SFAS 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income
(loss).

g)    Environmental liabilities

Liabilities for environmental remediation are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

h)    Pension and post-employment benefits

The Group's mandatory contributions to the governmental pension plan are expensed when incurred. Discretionary pensions and other post-employment benefits are not material.

i)    Income Tax

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

j)    Comprehensive Income

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of stockholders' equity, and consists of net earnings and unrealized gains (losses) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS No. 87. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations.

k)    Financial Instruments

Fair Value

Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from the financial instruments. The fair value of the financial instruments approximates their carrying values, unless otherwise noted. Foreign Currency Risk

Exchange restrictions and controls exist relating to converting Russian Roubles to other currencies. At present, the Russian Rouble is not a convertible currency outside the Russian Federation. Future movements in the exchange rates between the Russian Rouble and the US dollar will affect the carrying value of the Company's Russian Rouble denominated monetary assets and liabilities. Such movements may also affect the Group's ability to realise non-monetary assets represented in US dollars in these consolidated financial statements. At 06 October 2006 and 31 December 2005 exchange rates were 26.78 and 28.78 Russian Roubles to the US dollar, respectively. Any translation of Russian Rouble amounts to US dollars should not be construed as a representation that such Russian Rouble amounts have been, could be, or will in the future be converted into US dollars at the exchange rate shown or at any other exchange rate.

Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk.

The Company provides credit to its clients in the normal course of its operations. It carries out, on a continuing basis, credit checks of its clients, and maintains provisions for contingent credit losses that, once they materialize, are consistent with management's forecasts.

For other debts, the Company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

l)    Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable. For the periods ended December 31, 2005 and 2004, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

m)    Earnings per Share

The Company adopted FAS No.128, "Earnings per Share" which requires disclosure on the financial statements of "basic" and "diluted" earnings per share. Basic earnings per share, which does not include any dilutive securities, is computed by dividing the earnings available to common stockholders by the weighted average number of common shares outstanding for the year. In contrast, diluted earnings per share considers the potential dilution that could occur from other financial instruments that would increase the total number of outstanding shares of common stock.

n)    Recent Accounting Pronouncements

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets - an amendment of FASB Statement No. 140" ("SFAS No. 156"). SFAS No. 156 simplifies the accounting for loan servicing rights and the financial instruments used to hedge risks associated with those rights. SFAS No. 156 requires that servicing rights be valued initially at fair value, and subsequently accounted for at either fair value, or amortized over the economic life of the related lease. SFAS No. 156 is effective for fiscal years beginning after September 15, 2006. The implementation of SFAS No. 156 is not expected to have a material impact on the Company's results of operations and financial position.

In April 2006, the FASB issued FASB Staff Position ("FSP"), FASB Interpretation No. ("FIN") 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FSP FIN 46(R)-6"). FSP FIN 46(R)-6 provides accounting guidance on how to distinguish between arrangements that create variability (i.e., the risks and rewards) within an entity and arrangements that are subject to that variability (i.e., variable interests). FSP FIN 46(R)-6 is responding to a need for accounting guidance on arrangements that can be either assets or liabilities (i.e., derivative financial instruments). FSP FIN 46(R)-6 is effective for the first fiscal period that begins after June 15, 2006.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes" ("SFAS 109"). The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides accounting guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006.


3.    Cash and Cash Equivalents

Cash balances of 6 October 2006 and 31 December 2005 included accounts denominated in Russian Roubles equivalent to $15,683 and $ 598, respectively.


4.    Accounts and Notes Receivable, Net

                                                  October 06,       December,31
                                                  -----------------------------
                                                      2006              2005
                                                      ----              ----

Trade accounts and notes receivable                1 172 018          149 995
Recoverable value - added tax                        293 488           26 722
Advances to suppliers                                517 395               --
Other receivables                                    983 051           75 112

-----------------------------------------------------------------------------
 Total accounts and notes receivable, net          2 965 952          251 829
=============================================================================

Prepaid and recoverable value-added and other taxes includes value-added tax from purchases that will be recoverable only when the underlying accounts payable have been settled.


5.    Inventories


                                         October 06,       December,31
                                         -----------------------------
                                            2006              2005
                                            ----              ----
Crude oil and petroleum products          2 153 606          574 002
Materials and supplies                    1 279 158          147 772

--------------------------------------------------------------------
Total Inventories                         3 432 764          721 774
====================================================================


6.    Property, Plant and Equipment

                                             2006                           2005
                                          Accumulated                    Accumulated
                                       Cost       Depreciation        Cost       Depreciation
---------------------------------------------------------------------------------------------
Machinery and equipment             16 290 124       483 220      20 825 424       2 097 548
Buildings and constructions          7 195 564       338 985       7 195 564       1 471 452
Computer and telecommunication         171 324         7 216         171 324          31 324
---------------------------------------------------------------------------------------------

                                    23 657 012       829 421      28 192 312       3 600 324
                                    ---------------------------------------------------------

Net carrying amount                               22 827 591                      24 591 988
                                                  ----------                      ----------


The Company obtains licenses from the governmental authorities for the right of realization of activity in the field of storage, processings and transportations of crude oil and petroleum products, on operation of explosive industrial objects, on operation of oil and gas extraction productions, on application of explosive materials of industrial purpose. These licenses expire between 2006 and 2009; however, they may be extended at the initiative of the Company provided it is in compliance with the license terms.


7.    Loans payable

                                                2006                           2005
                                      Current         Long-term        Current      Long-term
                                      Portion          Portion         Portion       Portion
---------------------------------------------------------------------------------------------
Samara branch of the Sberbank
of the Russian Federation            1 139 829        1 006 775        686 543     11 374 352
"Levko" Corp.                          225 727          195 489        158 330        760 046
---------------------------------------------------------------------------------------------

Total                                1 365 556        1 202 264        844 873     14 670 984
---------------------------------------------------------------------------------------------

The Company's significant outstanding short-term borrowing agreements bear interest at 7 percent are repayable over 5 years, and are secured by property, plan and equipment as per note 6..


8.    Other Accounts Payable and Accrued Liabilities

                                                              October 06,        December,31
                                                              -----------------------------
                                                                  2006               2005
                                                                  ----               ----
Promissory notes payable                                              --                 --
Advances from customers                                        2 033 670          1 512 957
Salaries payable                                                   7 973              6 528
Other                                                              9 141              7 254

-------------------------------------------------------------------------------------------
Total Other Accounts Payable and  Accrued Liabilities          2 050 784          1 526 739
===========================================================================================


9.    Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Corporate income tax rates applicable in 2005 and 2004 are 24% percent of taxable income.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The reconciliation between total tax expense and the expected income tax is as follows:

                                                       October, 06, 2006    December,31, 2005
Accounting income                                              $ 265 594        $ 19 109
Non-deductible expenses                                               --              --
Items deductible for tax, not for accounting                     156 310              --
                                                               -------------------------
                                                               $ 421 904        $ 19 109

Applicable tax rate                                                   24%             24%
                                                               -------------------------

Less: Russian small/medium business credit
(if applicable)                                                       --              --

Income tax expense(should agree with the income
statement)
                                                               $ 101 257        $  4 575
Income tax expense                                             -------------------------


10.   Common Stock

Authorized                                                             October,6, 2006   December,31
         5 010 000 common shares, par value $ 0.03 per share
Issued
         5 010 000 common shares                                          $ 175,350      $ 175,350
         (December 31, 2005  5,010,000)


                             STAR ENERGY CORPORATION

                                    PRO-FORMA

                        CONSOLIDATED FINANCIAL STATEMENTS

                      NINE MONTHS ENDED SEPTEMBER 30, 2006

                                    UNAUDITED





                                    CONTENTS

Pro-forma Consolidated Balance Sheet                                          1

Pro-forma Consolidated Statement of Deficit                                   2

Pro-forma Consolidated Statement of Operations                                3

Notes to Pro-forma Consolidated Financial Statements                      4 - 5

STAR ENERGY CORPORATION
Pro-forma Consolidated Balance Sheet
September 30, 2006
Unaudited

                                      Star Energy       Volga-Neft                      Star Energy     Star Energym
                                      Corporation              LLC                      Corporation      Corporation
                                             (US)         (Russia)                             (US)             (US)
                                        Sept. 30,        Sept. 30,       Pro-Forma        Pro-Forma         Dec. 31,
                                             2006             2006     Adjustments   Sept. 30, 2006             2005
                                     -------------------------------------------------------------------------------
ASSETS
Current
    Cash and cash equivalents        $        268     $     15,683    $         --     $     15,951     $     13,975
    Accounts and notes receivable           7,968        2,965,952              --        2,973,920            8,291
    Inventory                                  --        3,432,764       6,707,814       10,140,578               --
    Other current assets                       --          636,366              --          636,366               --
    Prepaid                                    --               --              --               --            1,900
    Deferred Taxes                             --          378,849              --          378,849               --
                                     -------------------------------------------------------------------------------

Total current assets                        8,236        7,429,614       6,707,814       14,145,664           24,166

Properties, Plant and Equipment            45,730       27,350,725          69,101       27,465,556           48,341
Deferred Taxes                                 --          232,240              --          232,240               --
                                     -------------------------------------------------------------------------------

TOTAL ASSETS                         $     53,966     $ 35,012,579    $  6,776,915     $ 41,843,460     $     72,507
                                     -------------------------------------------------------------------------------

LIABILITIES
Current
    Accounts payable and accrued
    liabilities                      $      6,347     $ 27,108,422    $         --     $ 27,114,769     $      1,565
    Short -term debt and current
    portion of long-term debt                  --        1,365,556              --        1,365,556               --
    Income taxes payable                       --           80,135              --           80,135               --
    Deferred taxes                             --            9,437              --            9,437               --
    Related party payable                   2,785               --              --            2,785               --
    Note payable                           30,000               --              --           30,000               --
                                     -------------------------------------------------------------------------------

Total current liabilities                  39,132       28,563,550              --       28,602,682            1,565

Asset Retirement Obligation                 1,357               --              --            1,357            1,327
Long Term Debt                                 --        1,202,264              --        1,202,264               --
Deferred taxes                                 --          369,410              --          369,410               --
                                     -------------------------------------------------------------------------------

TOTAL LIABILITIES                          40,489       30,135,224              --       30,175,713            2,892
                                     -------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Capital Stock                              31,563          187,079        (180,329)          38,313           31,563
Additional Paid in Capital                 77,363        4,511,551       7,135,969       11,724,883           77,363
Accumulated Deficit                       (95,449)         178,725        (178,725)         (95,449)         (39,311)
                                     -------------------------------------------------------------------------------

                                           13,477        4,877,355       6,776,915       11,667,747           69,615
                                     -------------------------------------------------------------------------------

TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY             $     53,966     $ 35,012,579    $  6,776,915     $ 41,843,460     $     72,507
                                     ===============================================================================

STAR ENERGY CORPORATION
Pro-Forma Consolidated Statement of Deficit
Nine Months Ended September 30, 2006
Unaudited

                                Star Energy         Volga-Neft                             Star Energy         Star Energy
                                Corporation                LLC                             Corporation         Corporation
                                       (US)           (Russia)                                    (US)                (US)
                                  Sept. 30,          Sept. 30,           Pro-Forma           Pro-Forma            Dec. 31,
                                       2006               2006         Adjustments      Sept. 30, 2006                2005
                                 ----------------------------------------------------------------------------------------
Accumulated Deficit
 - beginning of period           $ (39,311)          $  14,569          $ (14,569)          $ (39,311)          $  (3,478)

    Net (Loss) earnings            (56,138)            164,156           (164,156)            (56,138)            (35,833)
                                 ----------------------------------------------------------------------------------------


(Accumulated Deficit)
    Retained Earnings -
    end of period                $ (95,449)          $ 178,725          $(178,725)          $ (95,449)          $ (39,311)
                                 ========================================================================================

STAR ENERGY CORPORATION
Pro-Forma Consolidated Statement of Operations
Nine Months Ended September 30, 2006
Unaudited

                                 Star Energy         Volga-Neft                           Star Energy        Star Energy
                                 Corporation                LLC                           Corporation        Corporation
                                        (US)           (Russia)                                  (US)               (US)
                                   Sept. 30,          Sept. 30,           Pro-Forma         Pro-Forma           Dec. 31,
                                        2006               2006         Adjustments    Sept. 30, 2006               2005
                                ----------------------------------------------------------------------------------------
Revenue
   Oil and gas revenues         $     33,431       $ 83,084,954       $(83,084,954)      $     33,431       $     55,852
                                ----------------------------------------------------------------------------------------


Expenses
   Production and
      operating costs                 13,849         81,548,751        (81,548,751)            13,849             26,298
   Depreciation                        2,611            829,421           (829,421)             2,611              6,111
   Selling, general and
      administrative                  73,109            402,535           (402,535)            73,109             29,564
                                ----------------------------------------------------------------------------------------


                                      89,569         82,780,707        (82,780,707)            89,569             61,973
                                ----------------------------------------------------------------------------------------


Operating Loss                       (56,138)           304,247           (304,247)           (56,138)            (6,121)
                                ----------------------------------------------------------------------------------------


Other Income (Expense)
   Other                                  --             38,834            (38,834)                --                 --
   Loss on disposition of
      property                            --                 --                 --                 --            (29,712)
                                ----------------------------------------------------------------------------------------


                                          --             38,834            (38,834)                --            (29,712)
                                ----------------------------------------------------------------------------------------


Loss Before Income Taxes             (56,138)           265,413           (265,413)           (56,138)           (35,833)
   Income taxes - current                 --            (86,257)            86,257                 --                 --
   Income taxes - deferred                --            (15,000)            15,000                 --                 --
                                ----------------------------------------------------------------------------------------


Net Loss                        $    (33,431)      $    164,156       $   (164,156)      $    (56,138)      $    (35,833)
                                ========================================================================================

STAR ENERGY CORPORATION
Notes to Pro-Forma Consolidated Financial Statements
September 30, 2006
Unaudited


1.    Basis of Presentation:

      These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

      The acquisition on October 6, 2006 whereby Star Energy Corporation ("Star") issued 10,000,000 restricted common shares valued at $11,700,000 (representing 26.1% of the issued and outstanding shares of the company) in return for 100% of all outstanding common shares of Volga-Neft Limited Company ("Volga") a Russian company.

      On October 6, 2006, an Assignment and Bill of sale was entered into between Star and Ruairidh Campbell, a former officer and director of Star. Pursuant to such assignment, Mr. Campbell agreed to transfer to Star his 3,250,000 shares of Star's common stock held by him for cancellation and return to Star's authorized but unissued common shares. In consideration thereof, Star agreed to assign to Mr. Campbell all of Star's interest in a 15% working interest (12% net revenue interest) in and to certain oil and gas wells known as the Galvan Ranch Gas Wells, which are located in Webb County, Texas.

      After these transactions, Star has 38,312,500 common shares issued and outstanding.

      The pro-forma consolidated financial statements are based on the balance sheets of the following:

            a) Star as at September 30, 2006 (unaudited) and December 31, 2005 (audited).

            b)    Volga as at September 30, 2006 (unaudited).

      The pro-forma consolidated financial statements include the statement of earnings for the following:

            a) Star for the nine months ended September 30, 2006 (unaudited) and for the year ended December 31, 2005 (audited)..

            b)    Volga for the nine months ended September 30, 2006
                  (unaudited).

      The pro-forma consolidated balance sheet as at September 30, 2006 gives effect to the transactions as at October 6, 2006 and the pro-forma statement of earnings for the nine months ended September 30, 2006 gives effect to the transactions as if they had taken place at the beginning of the period.

      The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

STAR ENERGY CORPORATION
Notes to Pro-Forma Consolidated Financial Statements
September 30, 2006
Unaudited


2.    Pro-Forma Adjustments:

      To record the consolidation of Star with Volga including:

      a) The merger of Star and Volga was accounted for by purchase method, with the net assets of Volga brought forward at their fair market value basis.

      b) To eliminate the pre-acquisition shareholders' equity of Volga at September 30, 2006.